CHACONIA
                              INCOME & GROWTH FUND














                                 ANNUAL REPORT
                               December 31, 1997

                             LETTER TO SHAREHOLDERS
                      CHACONIA INCOME & GROWTH FUND, INC.

DEAR SHAREHOLDERS:

It is with great pleasure that we present the financial and investment performance of the Chaconia Income & Growth Fund, Inc. (the "Fund") for the fiscal year ended December 31, 1997. The audited financial statements for the year then ended are also enclosed. The Board is pleased with the results of the Fund during our fourth year of operations. Our investment manager, INVESCO, has managed very successfully the investment portfolio in keeping with our objective to seek high current income and capital appreciation. Our Fund size increased by $8.4 million to $18.5 million, recording a growth of 83% during the year. Our investors have almost doubled, increasing from 1,571 at the beginning of the year to 3,003 at the end of the year. We are very satisfied with our achievements during the year and we express the hope that shareholders will be equally pleased with the performance of their investments.

U.S.  MARKET  REVIEW  FOR 1997
------------------------------
This past year was another outstanding year for the market and the Fund. The stocks in the Fund experienced a capital appreciation rate of over 30% for the year. A robust economy drove the returns. The key economic indicators were almost all favorable in 1997. The U.S. gross domestic product grew by 3.8% while interest rates fell. Inflation was 1.7%, an 11 year low. Unemployment reached 4.6%, the lowest since 1973. President Clinton announced a balanced budget and the profitability of American companies continued to advance at a torrid pace. The meltdown of many Asian economies in 1997 makes the performance in the United States even more remarkable.


--------------------------------------------------------------------------------

                    COMPARISON OF CHANGE IN VALUE OF $10,000
                  INVESTMENT IN CHACONIA FUND & THE BENCHMARK
                           SINCE INCEPTION OF 5/11/93

[GRAPH OMITTED HERE]
GRAPH DEPICTS THE COMPARISON OF A $10,000 INITIAL INVESTMENT FROM INCEPTION OF 5/11/93 THROUGH 12/31/97 BETWEEN THE CHACONIA FUND AND THE BENCHMARK.



DATE           BENCHMARK     CHACONIA FUND
----           ---------     -------------
5/93           $10,000.00     $10,000
12/93           10,624.39      10,240
12/94           10,721.93      10,240
12/95           13,917.85      13,021
12/96           15,171.40      13,751
12/97           18,397.35      16,491



                               ANNUALIZED RETURN
                               -----------------

              1 YEAR         3 YEAR         SINCE INCEPTION
              ------         ------         ---------------
               20.0%          17.2%             11.4%

Past performance is not predictive of future performance.

Benchmark represents an index which consists of an equal weighting between the S&P 500 and the LBGC Bond Index.

The largest companies in the United States performed significantly better than smaller companies in 1997. Each economic sector had positive returns for 1997: the best performing sectors were financial and pharmaceutical. The Fund had significant weighting in each of these sectors, contributing to the strong returns for the year.

The Fund's portfolio manager is ever vigilant when it comes to managing risk. A primary objective is to provide some protection against a stock market downturn while providing income. To that end, the Fund's portfolio consisted of 28% in high quality bonds which returned 9.2% in 1997 and continues to provide an anchor return. The Fund's equity portfolio is highly diversified among some of the highest quality companies in the United States, Canada, the United Kingdom and the Caribbean.

We continue to be grateful to our shareholders for the confidence they have placed on the Board and the Fund. We intend to expand our shareholder population so that the Chaconia family will enjoy a greater investment base while keeping our focus on the investment objective. We look forward to the Fund producing equally strong results for 1998.



/s/ Judy Y. Chang
Mrs. Judy Y. Chang
Chairman


/s/ Clarry Benn
Mr. Clarry Benn
President

February 25, 1998

                      CHACONIA INCOME & GROWTH FUND, INC.
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1997


COMMON STOCKS
                                                                        MARKET
   SHARES                                                                VALUE
   ------                                                                -----

                  COMMON STOCKS (65.74%)
                  AEROSPACE & DEFENSE (4.19%)
    8,300         Boeing Co. .................................         $ 406,181
    1,860         Lockheed Martin Corp. ......................          183, 210
    3,700         Raytheon Co. Cl B ..........................           186,850
                                                                      ----------
                                                                         776,241
                                                                      ----------
                  ATHLETIC FOOTWEAR (1.14%)
    5,400         Nike Inc. Cl B .............................           211,950
                                                                      ----------

                  AUTOMOTIVE (1.08%)
    4,100         Ford Motor Co. Del .........................           199,619
                                                                      ----------

                  BANKING (4.61%)
    5,400         Fannie MAE .................................           308,138
    3,700         First Chicago NBD Corp. ....................           308,950
    3,300         Suntrust Banks Inc. ........................           235,537
                                                                      ----------
                                                                         852,625
                                                                      ----------

                  BUSINESS SERVICES (0.25%)
    1,500         Dun and Bradstreet Corp. ...................            46,406
                                                                      ----------

                  CAPITAL GOODS (0.73%)
    2,400         Emerson Electric Co. .......................           135,450
                                                                      ----------

                  DRUGS & HEALTH CARE (11.29%)
    4,000         Abbott Labs ................................           262,250
    3,400         American Home Products Corp. ...............           260,100
    4,600         Beckton Dickinson & Co. ....................           230,000
    3,100         Bristol-Meyers Squibb Co. ..................           293,337
    5,200         Lilly, Eli & Co. ...........................           362,050
    3,500         Merck & Co. Inc. ...........................           371,875
    2,500         Warner Lambert Co. .........................           310,000
                                                                      ----------
                                                                       2,089,612
                                                                      ----------


COMMON STOCKS (CONTINUED)
                                                                        MARKET
   SHARES                                                                VALUE
   ------                                                                -----

                  FOODS (3.73%)
    5,000         Anheuser Busch Cos. Inc. ...................         $ 220,000
   12,400         Archer Daniels Midland Co. .................           268,925
    3,950         Heinz H.J. Co. .............................           200,709
                                                                      ----------
                                                                         689,634
                                                                      ----------

                  GREETING CARDS (1.08%)
    5,100         American Greetings Corp CI A ...............           199,537
                                                                      ----------

                  INDUSTRIALS (3.02%)
    4,300         Browning Ferris Inds. Inc. .................           159,100
    4,100         Schering Plough Corp. ......................           254,712
    5,300         Waste Management Inc. ......................           145,750
                                                                      ----------
                                                                         559,562
                                                                      ----------

                  INSURANCE (4.68%)
    3,300         Chubb Corp .................................           249,562
      900         General RE Corp. ...........................           190,800
    6,050         Old Republic International Corp. ...........           224,984
    4,100         Safeco Corp. ...............................           199,875
                                                                      ----------
                                                                         865,221
                                                                      ----------

                  MANUFACTURING/PROCESSING (1.08%)
    3,200         Phelps Dodge Corp. .........................           199,200
                                                                      ----------

                  MUTUAL FUNDS (1.30%)
  138,813         Trinidad & Tobago Unit Trust Corp./
                  First Unit Scheme ..........................           241,437
                                                                      ----------

                  PAPER PRODUCTS (1.31%)
    4,900         Kimberly Clark Corp. .......................           241,631
                                                                      ----------

                  PETROLEUM (4.52%)
    2,800         Amoco Corp. ................................           238,350
    5,700         Exxon Corp. ................................           348,769
    5,700         Shell Transportation and Trading ADR .......           249,375
                                                                      ----------
                                                                         836,494
                                                                      ----------

                  RAILROADS (0.85%)
    5,100         Norfolk Southern Corp ......................           157,144
                                                                      ----------

                       See notes to financial statements.
Page 2

                      CHACONIA INCOME & GROWTH FUND, INC.
                       SCHEDULE OF INVESTMENTS (continued)
                               DECEMBER 31, 1997


COMMON STOCKS (CONTINUED)
                                                                        MARKET
   SHARES                                                                VALUE
   ------                                                                -----

                  RETAIL (2.19%)
    4,500         Gap Inc. ...................................         $ 159,469
   21,200         K mart Corp.* ..............................           245,125
                                                                      ----------
                                                                         404,594
                                                                      ----------

                  TECHNOLOGY (11.09%)
    6,000         Cisco Systems Inc.* ........................           334,500
    6,500         Compaq Computer Corp. ......................           366,844
    4,500         Computer Asso. Intl. Inc. ..................           237,938
    7,000         Electronic Data Systems Corp. ..............           307,563
    3,800         Hewlett Packard Co. ........................           237,500
    4,500         Intel Corp. ................................           316,125
    2,400         International Business Machines Inc ........           250,950
                                                                      ----------
                                                                       2,051,420
                                                                      ----------

                  TOYS (1.19%)
    5,900         Mattel Inc. ................................           219,775
                                                                      ----------

                  UTILITIES (6.41%)
    5,900         Cinergy Corp. ..............................           226,044
    7,200         GPU Inc. ...................................           303,300
    4,300         Motorola Inc. ..............................           245,369
    7,200         Southern Co.* ..............................           186,300
    4,000         Telefonos De Mexico S A ADR ................           224,250
                                                                      ----------
                                                                       1,185,263
                                                                      ----------

                  TOTAL COMMON STOCKS
                  (Cost $10,190,328) .........................        12,162,815
                                                                      ----------

BONDS

PRINCIPAL                                                                MARKET
AMOUNT                                                                   VALUE
------                                                                   -----

                  BONDS (26.91%)
                  U.S. Government Securities (21.23%)
$300,000          U.S. Treasury Note
                  8.875%, due 11/15/98 .......................           308,063
 300,000          U.S. Treasury Note
                  8.875%, due 02/15/99 .......................           310,313
 350,000          U.S. Treasury Note
                  6.875%, due 08/31/99 .......................           356,672
 500,000          U.S. Treasury Note
                  7.875%, due 11/15/99 .......................           519,376



BONDS (CONTINUED)

PRINCIPAL                                                                MARKET
AMOUNT                                                                   VALUE
------                                                                   -----
$200,000        U.S. Treasury Note
                6.25%, due 05/31/00 ..........................          $202,563
 300,000        U.S. Treasury Note
                5.875%, due 02/15/04 .........................           302,813
 400,000        U.S. Treasury Bond
                9.375%, due 02/15/06 .........................           492,375
 400,000        U.S. Treasury Bond
                6.875%, due 05/15/06 .........................           428,250
 300,000        U.S. Treasury Bond
                6.625%, due 05/15/07 .........................           317,719
 250,000        U.S. Treasury Bond
                8.875%, due 08/15/17 .........................           331,797
 100,000        U.S. Treasury Bond
                8.125%, due 05/15/21 .........................           126,031
 200,000        U.S. Treasury Bond
                7.25%, due 08/15/22 ..........................           231,062
                                                                       ---------
                                                                       3,927,034
                                                                       ---------

                BANKING (1.09%) 100,000 NationsBank Corp.
                6.50%, due 03/15/06 ..........................            99,950
 100,000        Norwest Corp Med Term Notes
                7.125%, due 04/01/00 .........................           102,156
                                                                       ---------
                                                                         202,106
                                                                       ---------

                MORTGAGE BACK-CMO (3.33%)
   67,168       FHLMC
                8.00%, due 06/01/25 ..........................            69,582
  104,411       FHLMC Gold
                8.00%, due 10/01/10 ..........................           108,033
  122,432       Fannie MAE
                6.00%, due 02/01/09 ..........................           120,596
   77,909       GNMA 7.00%, due 09/15/09 .....................            79,537
   97,374       GNMA II 8.00%, due 09/20/24 ..................           100,356
  133,666       GNMA 7.50%, due 03/15/26 .....................           137,050
                                                                       ---------
                                                                         615,154
                                                                       ---------

                CONSUMER PRODUCTS (0.27%)
   50,000       Sherwin Williams Co.
                6.25%, due 02/01/00 ..........................            50,340
                                                                       ---------


                       See notes to financial statements
                                                                          Page 3

                      CHACONIA INCOME & GROWTH FUND, INC.
                       SCHEDULE OF INVESTMENTS (continued)
                               DECEMBER 31, 1997


BONDS (CONTINUED)

PRINCIPAL                                                                MARKET
AMOUNT                                                                   VALUE
------                                                                   -----

                  RETAIL (0.44%) $ 75,000 Walmart Stores Inc.
                  8.625%, due 04/01/01 .......................          $ 80,658
                                                                       ---------

                  UTILITIES (0.55%)
   100,000        Rockwell Intl. Corp.
                  6.625%, due 06/01/05 .......................           102,529
                                                                       ---------

                  TOTAL BONDS
                  (Cost $4,806,840) ..........................         4,977,821
                                                                       ---------

                  SHORT TERM INVESTMENTS (5.51%)
 1,019,537        Star Treasury Fund
                  (Cost $1,019,537) ..........................         1,019,537
                                                                       ---------


                  TOTAL INVESTMENTS
                  (Cost $16,016,705)                98.16%            18,160,173
                  OTHER ASSETS LESS LIABILITIES      1.84%               339,745
                                                   ------            -----------
                  TOTAL NET ASSETS                 100.00%           $18,499,918
                                                   ======            ===========

* Non-income Producing



                      CHACONIA INCOME & GROWTH FUND, INC.
                       STATEMENT OF ASSETS & LIABILITIES
                               DECEMBER 31, 1997


ASSETS
         Investments in securities, at value
                  (cost $16,016,705) ..........................    $ 18,160,173
         Dividends and interest receivable ....................          95,801
         Receivable for fund shares sold ......................         572,724
         Other assets .........................................           3,557
                                                                     ----------
         Total assets .........................................      18,832,255
                                                                     ----------

LIABILITIES
         Payable for fund shares redeemed .....................          98,965
         Accrued advisory fee .................................          25,186
         Accrued distribution fee .............................          36,635
         Accrued legal fee ....................................          25,000
         Dividends payable ....................................         125,043
         Other accrued expenses ...............................          21,508
                                                                     ----------
         Total liabilities ....................................         332,337
                                                                     ----------

         Net Assets ...........................................    $ 18,499,918
                                                                   ============

NET ASSETS CONSIST OF:
         Capital stock, $.01 par value; 2,000,000
                  shares authorized; 1,613,178 shares
                  outstanding .................................    $ 16,391,363
         Distribution in excess of net
                  investment income ...........................         (22,023)
         Distribution in excess of net realized gains .........         (12,890)
         Net unrealized appreciation on investments ...........       2,143,468
                                                                   ------------
             Net Assets .......................................    $ 18,499,918
                                                                   ============

         Net asset value, redemption and offering
                  price per share ($18,499,918/1,613,178) .....    $      11.47
                                                                   ============


                       See notes to financial statements.
Page 4

                      CHACONIA INCOME & GROWTH FUND, INC.
                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1997

INVESTMENT INCOME:
   Dividends ................................................         $  172,803
   Interest .................................................            312,618
   Other income .............................................             11,956
                                                                      ----------
   Total investment income ..................................            497,377
                                                                      ----------

EXPENSES:
    Adviser fees ............................................             93,537
    Distribution fees .......................................             68,538
    Legal fees ..............................................             49,865
    Administrative fees .....................................             52,499
    Custody fees ............................................             12,094
    Audit fees ..............................................             10,830
    Accounting services .....................................             19,152
    Transfer agent fees .....................................             23,070
    Printing expense ........................................             32,191
    Other expenses ..........................................                630
                                                                      ----------
    Total expenses ..........................................            362,406
                                                                      ----------

    Net investment income ...................................            134,971
                                                                      ----------

NET REALIZED AND UNREALIZED GAINS
ON INVESTMENTS
    Net realized gains on investments .......................          1,436,330
    Net increase in unrealized appreciation
             on investments .................................            821,989
                                                                      ----------

         Net gains on investments ...........................          2,258,319
                                                                      ----------

    Net increase in net assets resulting
         from operations ....................................         $2,393,290
                                                                      ==========



                       CHACONIA INCOME & GROWTH FUND, INC.
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                  FOR THE             FOR THE
                                                 YEAR ENDED         YEAR ENDED
                                               DEC. 31, 1997      DEC. 31, 1996
                                               -------------      -------------

OPERATIONS:
Net investment income ......................     $    134,971      $    136,722
Net realized gains on
         investment/transactions ...........        1,436,330         1,723,063
Net increase/(decrease) in
         unrealized appreciation
         on investments ....................          821,989        (1,382,198)
                                                 ------------      ------------

Net increase in net assets
         resulting from operations .........        2,393,290           477,587
                                                 ------------      ------------

DISTRIBUTIONS TO SHAREHOLDERS:
Dividend from net
         investment income .................         (132,533)         (136,722)
Distribution in excess of
         net investment income .............                0            (7,820)
Distribution from net realized gains
         on investments ....................       (1,413,688)       (1,728,862)
Distribution in excess of net realized
         gains on investments ..............                0           (29,733)
                                                 ------------      ------------
Total distributions to shareholders ........       (1,546,221)       (1,903,137)
                                                 ------------      ------------
Fund Share Transactions:
Proceeds from shares sold ..................        8,179,528         5,807,966
Dividends reinvested .......................        1,421,178         1,777,784
Payment for shares redeemed ................       (2,079,887)      (13,837,552)
                                                 ------------      ------------
Net increase/(decrease) in net assets
         from fund share transactions ......        7,520,819        (6,251,802)
                                                 ------------      ------------
Net increase/(decrease) in
         net assets ........................        8,367,888        (7,677,352)

NET ASSETS, BEGINNING
         OF YEAR ...........................       10,132,030        17,809,382
                                                 ------------      ------------

NET ASSETS, END OF YEAR ....................     $ 18,499,918      $ 10,132,030
                                                 ============      ============



                       See notes to financial statements.
                                                                          Page 5

                      CHACONIA INCOME & GROWTH FUND, INC.

                         NOTES TO FINANCIAL STATEMENTS



1. ORGANIZATION
Chaconia Income & Growth Fund, Inc. (the "Fund") is organized as a Maryland Corporation, incorporated on October 24, 1990, and registered as an open-end, non-diversified, management investment company under the Investment Company Act of 1940, as amended, which seeks high current income and capital appreciation. The Fund commenced operations on May 11, 1993.

2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. A.SECURITY VALUATION - Securities traded on national securities exchanges are valued at the last sales price. Over-the-counter securities and listed securities for which no sales price is available, are valued at the mean between the latest bid and asked prices. Short-term securities which mature in 60 days or less are valued at cost, which, when combined with accrued interest receivable, approximates value.
B. SECURITY TRANSACTIONS - Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is accrued daily.
C. FEDERAL INCOME TAX STATUS - No provision for federal income taxes is required since the Fund intends to qualify as a regulated investment company and distribute all of its taxable income to its shareholders.
D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - The Fund records dividends and distributions to shareholders on the ex-dividend date.
E.OTHER - The fund may periodically make reclassifications among certain of its capital accounts as a result of the timing and characterization of certain income and capital gains distributions determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles.

3. INVESTMENT TRANSACTIONS:
Investment transactions, excluding short-term investments, for the year ended December 31, 1997 were as follows:

                             Purchases ..$9,594,909
                             Sales ...... 4,522,795

At December 31, 1997, the cost of securities for federal income tax purposes was $16,016,705. Aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $2,368,034 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $224,566.

4. INVESTMENT MANAGEMENT AGREEMENT: The Fund has an investment advisory and management agreement with Invesco Capital Management, Inc. ("Adviser"). Under this agreement, the Adviser provides the Fund with investment advisory and management services for which the Fund pays a fee at an annual rate of the greater of $50,000 or 0.75% of the portion of the daily net assets not exceeding $10 million; 0.50% of the portion of the daily net assets exceeding $10 million but not exceeding $20 million and 0.25% of the portion of the daily net assets exceeding $20 million.

5. DISTRIBUTION FEES:
The Board of Directors has adopted a Distribution Plan applicable to the Fund under Section 12(b) of the 1940 Act and Rule 12b-1 thereunder. Pursuant to the Plan, registered broker-dealers and qualified recipients will be reimbursed by the Fund for distribution expenditures up to a limit of 0.50 of 1% on an annual basis of the Fund's average daily net assets.

6. FUND SHARE TRANSACTIONS:
At December 31, 1997, there were 2,000,000 shares authorized at $.01 par value.

                                          FOR THE       FOR THE
                                         YEAR ENDED    YEAR ENDED
                                       DEC. 31, 1997  DEC. 31, 1996
                                       -------------  -------------

                Shares sold ...........    694,293       474,665
                Dividend reinvestment..    123,904       170,632
                Shares repurchased ....   (175,544)   (1,142,602)*
                                          --------    ----------
                                           642,653      (497,305)
                                          ========    ==========


* During the year ended December 31, 1996 the Fund's largest shareholder redeemed 1,065,612 shares representing it's entire holding.

7. DISTRIBUTIONS:
A distribution of $1.05 per share (including a regular per share distribution of $.09 plus capital gains distribution of $.96 per share) was declared for shareholders of record on December 30, 1997, ex-date December 31, 1997 and payable January 2, 1998.

                              FINANCIAL HIGHLIGHTS

                                                                                                                      FOR THE PERIOD
                                                                                                                       MAY 11, 1993
                                                                                                                      (COMMENCEMENT
                                                                FOR THE        FOR THE        FOR THE       FOR THE   OF OPERATIONS)
                                                               YEAR ENDED    YEAR ENDED,   YEAR ENDED,    YEAR ENDED     THROUGH
                                                             DEC. 31, 1997 DEC. 31, 1996  DEC. 31, 1995 DEC. 31, 1994  DEC. 31, 1993
                                                             ------------- -------------  ------------- -------------  -------------

Net asset value, beginning of period ......................   $   10.44   $    12.13      $    9.94      $  10.20      $  10.00
                                                              ---------   ----------      ---------      --------      --------

INCOME FROM INVESTMENT OPERATIONS
Net investment income .....................................         .08          .13            .24           .13           .03
Net realized and unrealized gains (losses) on investments .        2.00          .55           2.47          (.13)          .21
                                                              ---------   ----------      ---------      --------      --------
Total from investment operations ..........................        2.08          .68           2.71           .00           .24
                                                              ---------   ----------      ---------      --------      --------

LESS DISTRIBUTIONS
Dividend from net investment income .......................        (.09)        (.17)          (.23)         (.13)         (.04)
Distribution in excess of net investment income ...........         .00         (.01)           .00+          .00+          .00+
Distribution from realized gains ..........................       (0.96)       (2.15)          (.28)         (.13)          .00)+
Distribution in excess of net realized gains on investments         .00         (.04)           .00           .00           .00
                                                              ---------   ----------      ---------      --------      --------
Total distributions .......................................       (1.05)       (2.37)          (.51)         (.26)         (.04)
                                                              ---------   ----------      ---------      --------      --------
Net asset value, end of period ............................   $   11.47   $    10.44      $   12.13      $   9.94      $  10.20
                                                              =========   ==========      =========      ========      ========
Total return ..............................................       19.98%        5.61%         27.16%           0%          2.40%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands) ..................   $  18,500   $   10,132      $  17,809      $  12,315     $  12,105

RATIOS TO AVERAGE NET ASSETS:
Expenses ..................................................        2.55%        2.84%          2.37%         2.87%         2.73%**
Net investment income .....................................        0.98%        1.03%          2.09%         1.25%          .53%**
Portfolio turnover rate ...................................       35.04%       72.91%         26.23%        40.13%          .55%
Average commission rate per share ++ ......................   $    .0417  $     .0613          N/A           N/A            N/A


**  Annualized
+   Less than $.01 per share
++ For fiscal years beginning on or after September 1, 1995, a portfolio is required to disclose the average commission rate per share it paid for trades on which commissions are charged.

--------------------------------------------------------------------------------




REPORT OF INDEPENDENT ACCOUNTANTS

To The  Shareholders  and Board of Directors  of Chaconia  Income & Growth Fund,
Inc.:

     We have audited the accompanying statement of assets and liabilities of Chaconia Income & Growth Fund, Inc., including the schedule of investments, as of December 31, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period from May 11, 1993 (commencement of operations) to December 31, 1993. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Chaconia Income & Growth Fund, Inc. as of December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods referred to above, in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.                                                Page 7
New York, New York, February 26, 1998